                                                                   EXHIBIT 10.28


                               LICENSE ASSIGNMENT
                               ------------------

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PMI HOLDING CORP., PRESTOLITE ELECTRIC INCORPORATED, PRESTOLITE ELECTRIC OF NEW YORK, INC., all Delaware corporations, PRESTOLITE ELECTRIC OF MICHIGAN, INC., a Michigan corporation, and PRESTOLITE TECHNOLOGY CORPORATION, a Delaware corporation (hereinafter collectively referred to as the "SELLERS"), do hereby, jointly and severally, assign to PEI 1991 ACQUISITION, INC., a Delaware corporation, all of their right, title and interest in and to the Trademark License and Trade Name Agreement, dated April 22, 1986, by and between Allied Corporation, a New York corporation, and PMI Holding Corp., a Delaware corporation, a copy of which License and Agreement is attached to this License Assignment as Exhibit A.

Dated:  October   29 , 1991
       --------- ----

                            PMI HOLDING CORP.


ATTEST:                     By: /s/ John B. Kelly
                                -------------------
                            Title: President
                                   -----------
  [ILLEGIBLE]
------------------------


                            PRESTOLITE ELECTRIC INCORPORATED


ATTEST:                     By: /s/ John B. Kelly
                                -------------------
                            Title: President
                                   -----------

  [ILLEGIBLE]
------------------------

                            PRESTOLITE ELECTRIC OF NEW YORK, INC.


ATTEST:                     By: /s/ John B. Kelly
                                -------------------
                            Title: President
                                   -----------

  [ILLEGIBLE]
------------------------


                            PRESTOLITE ELECTRIC OF MICHIGAN, INC.


ATTEST:                     By: /s/ John B. Kelly
                                -------------------
                            Title: President
                                   -----------

  [ILLEGIBLE]
------------------------



                            PRESTOLITE TECHNOLOGY CORPORATION


ATTEST:                     By: /s/ John B. Kelly
                                -------------------
                            Title: President
                                   -----------

  [ILLEGIBLE]
------------------------

                                ACKNOWLEDGMENTS
                                ---------------
STATE OF Ohio       )
                    )
COUNTY OF Cuyahoga  )


          The foregoing License Assignment was executed and acknowledged before
me this   17   day of   October  , 1991, by   John B. Kelly  , the   President
        ------        -----------           -----------------      -------------
of PMI HOLDING CORP., a Delaware corporation, who acknowledged that he did sign the foregoing document on behalf of the Corporation and that the same was his free act and deed and the free act and deed of the Corporation.

                                     /s/ S. L. Denman
                                     -------------------
                                     Notary Public

STATE OF Ohio       )
                    )
COUNTY OF Cuyahoga  )


          The foregoing License Assignment was executed and acknowledged before
me this   17   day of   October  , 1991, by   John B. Kelly  , the   President
        ------        -----------           -----------------      -------------
of PRESTOLITE ELECTRIC INCORPORATED, a Delaware corporation, who acknowledged that he did sign the foregoing document on behalf of the Corporation and that the same was his free act and deed and the free act and deed of the Corporation.

                                     /s/ S. L. Denman
                                     -------------------
                                     Notary Public

STATE OF Ohio       )
                    )
COUNTY OF Cuyahoga  )


          The foregoing License Assignment was executed and acknowledged before
me this   17   day of   October  , 1991, by   John B. Kelly  , the   President
        ------        -----------           -----------------      -------------
of PRESTOLITE ELECTRIC OF NEW YORK, INC., a Delaware corporation, who acknowledged that he did sign the foregoing document on behalf of the Corporation and that the same was his free act and deed and the free act and deed of the Corporation.

                                     /s/ S. L. Denman
                                     -------------------
                                     Notary Public



STATE OF Ohio       )
                    )
COUNTY OF Cuyahoga  )


          The foregoing License Assignment was executed and acknowledged before
me this   17   day of   October  , 1991, by   John B. Kelly  , the   President
        ------        -----------           -----------------      -------------
of PRESTOLITE ELECTRIC OF MICHIGAN, INC., a Delaware corporation, who acknowledged that he did sign the foregoing document on behalf of the Corporation and that the same was his free act and deed and the free act and deed of the Corporation.

                                     /s/ S. L. Denman
                                     -------------------
                                     Notary Public

STATE OF Ohio       )
                    )
COUNTY OF Cuyahoga  )


          The foregoing License Assignment was executed and acknowledged before
me this   17   day of   October  , 1991, by   John B. Kelly  , the   President
        ------        -----------           -----------------      -------------
of PRESTOLITE TECHNOLOGY CORPORATION, a Delaware corporation, who acknowledged that he did sign the foregoing document on behalf of the Corporation and that the same was his free act and deed and the free act and deed of the Corporation.

                                     /s/ S. L. Denman
                                     -------------------
                                     Notary Public

                                   EXHIBIT A
                                   ---------

                   TRADEMARK LICENSE AND TRADE NAME AGREEMENT
                   ------------------------------------------

          This Agreement, dated as of April 22, 1986 by and between Allied Corporation, a corporation of the State of New York, U.S.A., having an office at Columbia Road & Park Avenue, Morris Township, New Jersey 07960, hereinafter called "AC"; and PMI Holding Corp., a corporation of the State of Delaware having its office at Toledo, Ohio, hereinafter called "PMI."

                               W I T N E S E T H
                               -----------------

                                 WHEREAS, AC is the owner of rights throughout
the world in the Licensed Trademarks, hereinafter defined;

          WHEREAS, AC, through its Prestolite Motor and Ignition Division, has adopted and is using the trade name "Prestolite Motor and Ignition Division" in connection with motors and ignition products and is also using the Licensed Trademarks in connection with motors and ignition products;

          WHEREAS, by a Purchase Agreement to be executed among AC, its parent corporation, Allied-Signal Inc., PMI and Prestolite Electric Incorporated, a Delaware corporation and direct wholly-owned subsidiary of PMI ("Prestolite," collectively with PMI, "Buyer") (the "Purchase Agreement") AC has agreed to sell, and BUYER has agreed to buy, certain real and personal property utilized in the manufacturing operations of AC'S Prestolite Motor and Ignition Division, the shares of Prestolite Electrical Limited, an English company and subsidiary of AC, and the business pertaining thereto;

          WHEREAS, BUYER desires to use the Licensed Trademarks and the trade name

"Prestolite Electric" or "Prestolite Electrical" on or in connection with Licensed Goods marketed by BUYER; and

          WHEREAS, AC, subject to the terms and conditions hereinafter set forth, is willing to grant BUYER a right and license to so use the Licensed Trademarks and the trade name "Prestolite Electric" or "Prestolite Electrical";

          NOW, THEREFORE, in consideration of the above premises end of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                I.  Definitions
                                    -----------

          Section 1-A  The term "Licensed Territory," as used herein,
          -----------
means all countries of the world.

          Section 1-B  The term "Licensed Goods," as used herein, means motor
          -----------
and ignition products, and logical extension of motor and ignition products which will not include storage batteries, battery parts or spark plugs.

          Section 1-C  The term "Licensed Trademarks," as used herein, means the
          -----------
trademarks listed in Schedule A attached hereto. The Prestolite symbol referred to in Schedule A is shown in Exhibit A attached hereto.

          Section 1-D  The term "Trade Name," as used herein, shall mean the
          -----------
trade name "Prestolite Electric" or "Prestolite Electrical."

                                 II.  License
                                      -------

          Section 2-A  Subject to the licenses listed in the Proprietary Rights
          -----------
Schedule of the Purchase Agreement, AC hereby grants to BUYER an exclusive, royalty-free right and license to use the Licensed Trademarks in the Licensed Territory on or in connection with Licensed Goods marketed by BUYER in the Licensed Territory. AC further grants to BUYER an exclusive, royalty-free right in the Licensed Territory to use the Trade Name solely in connection with Licensed Goods, which grant does not include the right to use "Prestolite" in a trade name without also using the words "Electric" or "Electrical" in such trade name. Such rights and licenses shall be perpetual, subject to the termination provisions of Article V hereof.

          Section 2-B  The Licensed Trademarks used on or in connection with
          -----------
Licensed Goods are the sole and exclusive property of AC. Except as otherwise provided herein and subject to the terms and conditions stated in this Agreement, BUYER shall not have any right, title or interest, express or implied, in the Licensed Trademarks or their use, and BUYER shall not at any time, whether during the life or after expiration of this Agreement, assert or claim any right to manufacture, sell or offer for sale products under any of the Licensed Trademarks.

          Section 2-C  AC agrees to maintain the Licensed Trademarks in full
          -----------
force and effect as long as AC owns rights in the Licensed Trademarks, and BUYER agrees to provide assistance as is required or essential for such maintenance. If AC cannot maintain any or all of the Licensed Trademarks, BUYER shall be entitled to take over such maintenance.

          Section 2-D  AC agrees that it will not extend the use of the Licensed
          -----------
Trademarks to products other than those on which the Licensed Trademarks are currently used or licensed to others.

          Section 2-E  The rights and licenses granted hereunder shall include
          -----------
the right to sublicense, provided however that any sublicense agreement shall contain quality control terms and other limitations consistent with this Agreement.

          Section 2-F  No license, either express or implied, is granted by AC
          -----------
to BUYER hereunder with respect to any trademark or trade name except as specifically stated herein.

          Section 2-G  The rights and licenses granted in Section 2-A are
          -----------
exclusive with respect to all others, including LICENSOR and SELLER.

                        III.  Marking and Method of Use
                              -------------------------

          Section 3-A  BUYER may, at its option, display the Licensed Trademarks
          -----------
and the Trade Name on or in connection with any of the Licensed Goods sold by BUYER. BUYER shall also display such other notices, if any, as are required by the laws or as may be customary practice in the Licensed Territory in which the Licensed Trademarks may be used by BUYER under the terms of this Agreement.

          Section 3-B  BUYER shall not use in any aspect of its business
          -----------
activities the Licensed Trademarks or any notice relating thereto, except in a form, context and location which has obtained AC's prior consent. The form, content and location of the Licensed Trademarks as the same are currently used by AC in the operation of AC's Prestolite Motor and Ignition Division are hereby approved.

          Section 3-C  Without the prior consent of AC, BUYER shall not use the
          -----------
Licensed Trademarks in combination or in close association with any other trademark or ornamentation, nor shall BUYER use the Licensed Trademarks as a corporate or commercial name or trade style or any part thereof, except as authorized herein, and any such approved use by BUYER of the Licensed Trademarks shall cease upon the termination of this Agreement for whatever reason.

          Section 3-D  For purposes of Sections 3-B and 3-C, consent shall be
          -----------
deemed to have been given if BUYER shall have notified AC of a proposed use, and AC shall not have notified BUYER of its reasonable objections to such proposed use within thirty (30) days following such notice.

                              IV.  Quality Control
                                   ---------------

          Section 4-A  All Licensed Goods manufactured by BUYER shall meet
          -----------
standards established by all applicable national, state and local laws and regulations and shall meet quality standards not appreciably lower than standards met by Licensed Products manufactured by AC immediately prior to the date hereof.

          Section 4-B  BUYER shall, at the request of AC, submit to AC at
          -----------
reasonable intervals established by AC, for inspection, testing, quality evaluation and approval, representative samples of all Licensed Goods to be sold under the Licensed Trademarks and the Trade Name.

          Section 4-C  BUYER shall permit authorized representatives of AC to
          -----------
enter offices, factories, warehouses and shipping locations of BUYER at any reasonable time and to make such inspections as are reasonably necessary to ascertain whether this Agreement is being complied with, including (without limitation upon the generality of the foregoing) inspecting Licensed Goods and parts therefor in stock and in process of manufacture, observing manufacturing operations, inspecting the workmanship used and the materials used or to be used in Licensed Goods and parts therefor and inspecting the labeling, marking and packing methods and practices.

          Section 4-D  If it is determined by AC that any Licensed Goods or
          -----------
parts therefor do not meet the required standards of quality set forth herein, AC shall notify BUYER giving full details regarding the deficiencies therein. Upon receipt of such notice, BUYER shall discontinue the sale and distribution of all such goods under the Licensed Trademarks until the deficiencies noted by Licensor have been corrected and Licensor has expressed its satisfaction to BUYER in writing.

          Section 4-E  The maintenance by BUYER of the quality standards stated
          -----------
herein is of the essence of this Agreement, and performance by BUYER hereunder shall not be deemed complete unless BUYER maintains such quality standards.

          Section 4-F  AC does not make, and shall not be deemed to have made,
          -----------
any warranties or indemnities of any nature whatsoever with respect to any product manufactured, sold or used by BUYER, except as provided herein.

                                  V.  Duration
                                      --------

          Section 5-A  This Agreement is effective as of the date first set
          -----------
forth above and, unless sooner terminated under the provisions below, is perpetual; provided, however, that if the Purchase Agreement is not entered into
           --------  -------
prior to April 30, 1986, this Agreement shall terminate automatically.

          Section 5-B  If either party defaults for any reason in any of its
          -----------
obligations hereunder, the other party will have the right to terminate this Agreement by giving written notice of termination at least sixty (60) days prior to the effective date of such termination, such notice specifying the default; provided, however, that such notice will be of no effect and termination will
--------  -------
not occur if the specified default is remedied prior to said effective date of termination.

          Section 5-C  AC may terminate this Agreement forthwith in the event of
          -----------
the bankruptcy or insolvency of BUYER or an assignment for the benefit of creditors of BUYER. AC may terminate the license granted hereunder, on a country-by-country basis, if a country nationalizes BUYER's operations of making or selling Licensed Products therein. Such termination shall be without prejudice to any other rights or claims AC may have against BUYER.

          Section 5-D  Upon the termination of this Agreement, BUYER (a) shall
          -----------
cease all use of the Licensed Trademarks and the Trade Name and shall not thereafter use any confusingly similar mark in any other manner whatsoever, (b) shall discontinue the use of the Licensed Trademarks and Trade Name, on letterheads, stationery, and other forms, and shall not thereafter indicate, in connection with the marketing of Licensed Products, that BUYER is or has been a trademark licensee of LICENSOR or has the right to use the Trade Name and (c) shall thereafter refrain from directly or indirectly using or displaying any advertising or promotional material or performing any other act which might cause anyone to infer or believe BUYER to be or to have been a trademark licensee of AC or has or had the right to use the Trade Name; provided, however,
                                                              --------  -------
that within one hundred and twenty (120) days from the termination of this Agreement BUYER may sell or otherwise dispose of any Licensed Goods and parts therefor in the possession or under the control of BUYER and bearing the Licensed Trademarks or the Trade Name at the date of termination.

          Section 5-E  Upon termination of this Agreement, BUYER shall perform
          -----------
all acts which may be necessary or useful to render effective the termination of the interest of BUYER in the Licensed Trademarks, including but not limited to the cancellation of any registration or recordation of this Agreement, or any summary thereof, and BUYER shall execute any assignment, conveyance, acknowledgement or other document that LICENSOR may require relinquishing or conveying to LICENSOR any and all rights to or interest in the Licensed Trademarks which BUYER has, may have had, or may have acquired, and any goodwill appertaining thereto.

VI.  Protection of Mark; Litigation
     ------------------------------

          Section 6-A  AC will at all times have the sole right to take whatever
          -----------
steps it deems necessary or desirable to protect the Licensed Trademarks, including the filing and prosecution of litigation and opposing applications for trademark or service mark registration for marks that are confusingly similar to any of the Licensed Trademarks, and AC shall have the right to include BUYER as a party in such litigation where necessary for the conduct thereof. If AC and BUYER desire and agree to joint participation in any infringement suit or other action with respect to the Licensed Trademarks, the respective responsibilities of the parties, and their contributions to the costs and participation in any recoveries, will be agreed upon in writing prior to undertaking such action. Notwithstanding the foregoing, if BUYER desires to file litigation or oppose the trademark or service mark application of a third party in order to protect the Licensed Trademarks or any of them, and AC declines to commence such litigation or to oppose such application, BUYER shall be entitled to commence and prosecute litigation or oppose an application at its expense, and shall be entitled to all monetary damages and other benefits received as the result thereof. AC shall cooperate with BUYER in the prosecution of such litigation or in such opposition, and shall, in its discretion, be entitled to participate at its expense in such prosecution or opposition.

          Section 6-B  AC and Buyer agree to notify each other promptly if
          -----------
either party receives notice of (i) any conflicting uses of, or any applications or registrations for, a trademark or service mark that conflicts with any of the Licensed Trademarks or (ii) any acts of infringement or unfair competition involving any of the Licensed Trademarks or the Trade Name or (iii) any allegations that the use of any of the Licensed Trademarks or the Trade Name by AC or BUYER infringes the trademark or service mark or other rights (including rights relating to unfair competition or any other person).

          Section 6-C  The parties agree to notify each other of the
          -----------
commencement of any legal action for trademark infringement or unfair competition based upon any of the Licensed Trademarks or the Trade Name, and to keep each other apprised of any developments in such cases. With respect to an action against BUYER, BUYER shall not file any pleadings or otherwise defend against any such action or threatened action for the period commencing thirty (30) days from the date of notice of such action to AC without first obtaining the express written approval of AC, except such as may be necessary to prevent any action adverse to BUYER or LICENSOR, by default or otherwise. AC, in its sole discretion, may defend any such suit at its own expense, in the name of BUYER or otherwise, or may negotiate a settlement thereof, provided that without BUYER'S prior written consent, AC shall not settle such action upon any terms that might adversely affect the rights of BUYER to use the Licensed Trademarks or the Trade Name. BUYER shall cooperate with and assist AC and shall make available without charge all evidence, information or particulars in its possession which might assist AC in such defense. AC shall keep BUYER fully and promptly informed concerning the progress of such suit.

          Section 6-D  BUYER agrees to be solely responsible for, to defend and
          -----------
indemnify AC, and its respective officers, agents and employees, and to hold each of them harmless from any claims, demands, causes of action, or damages, including reasonable attorney's fees, arising out of or in connection with the sale, distribution, or use of the Licensed Products by BUYER or BUYER's sublicensee except for any action (a) for trademark infringement arising out of BUYER's use of any of the Licensed Trademarks as authorized by this Agreement, violates the rights of such third party; or (c) which arises out of a breach of any representation or covenant of AC contained herein.

                         VII.  Recordation of Agreement
                               ------------------------

          Section 7-A  BUYER shall, in its discretion, determine what may or
          -----------
shall be required to satisfy the laws or regulations governing the Licensed Territory with respect to the recordation of, validation of, or otherwise rendering effective this Agreement, and AC shall provide such assistance as BUYER may require to satisfy such laws or regulations. Upon termination of this Agreement for whatever reason BUYER will cooperate with AC to effect the cancellation of any such recordation.

                              VIII.  Miscellaneous
                                     -------------

          Section 8-A  AC agrees to be solely responsible for, defend and
          -----------
indemnify BUYER, and its respective officers, agents and employees, and to hold each of them harmless from any claims, demands, causes of action, or damages, including reasonable attorney's fees, resulting from or arising out of any inability on the part of AC to convey the rights set out in this Agreement including, but not limited to, any trademark infringement asserted by any third parties.

          Section 8-B  Any notice required or permitted hereunder shall be in
          -----------
writing and shall be sufficiently given when mailed prepaid first class registered mail and addressed to the party for whom it is intended at its record address, and such notice shall be effective as of the date it is deposited in the mail. The record address of AC and BUYER are those set forth in the preamble of this Agreement. With respect to AC, such notice shall be addressed to the attention of "General Counsel." Any party may, at any time, substitute for its previous record address any other address by giving written notice of the substitution.

          Section 8-C  This Agreement does not in any way create the
          -----------
relationship of principal and agent between AC and BUYER, and BUYER shall not under any circumstances act as or represent itself to be an agent of AC.

          Section 8-D  Failure of either party to insist upon the strict
          -----------
performance of any provisions hereof or to exercise any right or remedy shall not be deemed a waiver of any right or remedy with respect to any existing or subsequent breach or default; the election by either party of any particular right or remedy shall not be deemed to exclude any other; and all rights and remedies of either party shall be cumulative.

          Section 8-E  If any provision or provisions of this Agreement in any
          -----------
way contravene a law of any state or country in which this Agreement is effective, the remaining provisions of this Agreement shall not be affected thereby and this Agreement shall be modified to conform with such law.

          Section 8-F  More than one counterpart of this Agreement may be
          -----------
executed hereto, and each fully executed counterpart shall be deemed an original.

          Section 8-G  This Agreement may not be assigned or otherwise
          -----------
transferred by any party hereto without the prior written consent of the other, except that this Agreement may be signed by LICENSOR to a subsequent purchaser acquiring ownership of the Licensed Trademarks.

          Section 8-H  This Agreement contains all of the terms and conditions
          -----------
agreed upon by LICENSOR, SELLER and BUYER regarding the specific subject matter hereof; and this Agreement may be modified only by an instrument in writing executed on behalf of AC and BUYER by their respective duly authorized officers.

          IN WITNESS WHEREOF, BUYER and AC have caused this Agreement to be executed by their respective duly authorized officers on the date first set forth above.


Attest:                                           PMI HOLDING CORP.



  [ILLEGIBLE]                                     By:/s/ J. M. Goode
-----------------------------------                  ---------------------
                                                     (Authorized Signature)


                                                  PRESTOLITE ELECTRIC
Attest:                                           INCORPORATED


  [ILLEGIBLE]                                     By:/s/ J.M. Goode
-----------------------------------                  ---------------------
                                                     (Authorized Signature)


Attest:                                           ALLIED CORPORATION


  [ILLEGIBLE]                                     By:/s/ Barbara K. Baker
-----------------------------------                  ---------------------
                                                     (Authorized Signature)